Exhibit 99.1

OMNIBUS AMENDMENT

This Omnibus Amendment (“Amendment”) is made as of the 30th day of September, 2008, by and among Photomedex, Inc. (“Borrower”), CIT Healthcare LLC in its capacity as Agent (“Agent”) and in its capacity as lender (“CIT”) and Life Sciences Capital LLC (“Life Sciences” and collectively with CIT, “Lenders” and each a “Lender”).

Background

A.           Borrower, Agent and Lenders are parties to a certain Master Term Loan and Security Agreement, dated as of December 31, 2007 (as it may be amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Borrower established certain financing arrangements with Lenders.  The Loan Agreement and all instruments, documents and agreements executed in connection therewith, or related thereto, including without limitation the Agency Agreement (defined herein) are referred to herein collectively as the “Loan Documents”.  All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

B.           Agent and Lenders are parties to a certain Interlender and Agency Agreement, dated as of December 31, 2007 (as it may be amended, supplemented, restated or otherwise modified from time to time, the “Agency Agreement”).

C.           Borrower acknowledges to Agent that certain Events of Default have occurred due to Borrower’s failure to comply with (i) Section 3.1(f) of the Loan Agreement for failure to deliver original certificates, executed by the Obligors, evidencing delivery and acceptance of the Laser Equipment related to those Transactions and Transaction Documents which were entered into during the period commencing after December 31, 2007 through and including the date of this Amendment (collectively, the “Acceptance Certificates”), and (ii) Section 3.2(f) of the Loan Agreement for failure to provide a favorable opinion by Borrower’s outside counsel addressed to Agent and Lenders (collectively, the “Existing Defaults”).

D.           Borrower has requested and Agent and Lenders have agreed to amend the terms and conditions of the Loan Documents pursuant to the terms and conditions of this Amendment, and Agent and Lenders have consented and agreed to amend the Agency Agreement pursuant to the terms of this Amendment.

NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties hereto agree as follows:

1.           Existing Defaults.  Borrower represents and warrants that as of this date, the Existing Defaults have occurred and remain outstanding under the Loan Documents.  By entering into this Amendment, Agent and Lenders do not waive any of the Existing Defaults.  The amendment of the Loan Documents contemplated by this Amendment shall not be deemed a waiver of Agent’s or any Lenders’ rights or remedies nor constitute a course of conduct or dealing on behalf of Agent or any Lender.  Agent and Lenders hereby expressly reserve all rights and remedies available under the Loan Documents, any related agreement, or otherwise available at law or equity.  All rights and remedies under the Loan Documents are cumulative and not alternative, and Agent may proceed in any order from time to time against Borrower or any other person or entity liable for any or all of Borrower’s obligations to Agent and Lenders under the Loan Documents.  Any failure to exercise, or any delay in exercising, any such right or remedy, at any time, or Agent or any Lender engaging in any discussions with Borrower about a potential resolution of these problems, shall not be deemed or constitute a waiver or impairment of any of Agent’s or any Lender’s rights, remedies or options.

2.           Amendments to the Loan Agreement. The Loan Agreement is hereby amended in the following manner:

a.           Term Loans.  The last sentence of Section 1.1(a) of the Loan Agreement is deleted in its entirety and replaced with the following:

In no event shall the aggregate principal amount of all Term Loans exceed Thirteen Million Nine Hundred Twenty-Seven Thousand Five Hundred Thirty-Three and 78/100 Dollars ($13,927,533.78) less, without duplication, all prepayments of principal and scheduled prepayments of principal through the date of determination.  For avoidance of doubt, as of the date of the Omnibus Amendment, dated September 30, 2008, by and among Borrower, Agent and Lenders, the aggregate principal amount of all Term Loans shall not exceed Ten Million Seventy-Two Thousand Four Hundred Sixty-Six and 22/100 Dollars ($10,072,466.22).

b.           New Term Loans. Notwithstanding anything to the contrary in the Loan Agreement, each Term Loan lent to Borrower on or after the date of this Amendment, shall be repaid with interest payable in arrears at the interest rate equal to the sum of (i) LIBOR Rate as of two (2) days prior to the date of such Term Loan (the “Base Rate”), plus (ii) 850 basis points (8.5%) (the “Applicable Margin”) and over a term in accordance with the amortization schedule provided in such Term Note.  Interest under each Term Loan shall be calculated on the basis of a 360 day year for the actual number of days elapsed.  All payments of principal and interest shall be due on the Payment Due Date. As used herein, “LIBOR Rate” means the three-month London Interbank Offered Rate for any day as found in the Wall Street Journal, Interactive Edition, or any successor edition or publication and selected by Agent in its sole discretion for any day during a given month.  In the event such rate ceases to be published or quoted, LIBOR Rate shall mean a comparable rate of interest reasonably selected by Agent.  Agent’s determination of the LIBOR Rate shall be conclusive and binding on Borrower, absent manifest error.

3.           Consent to Amendment to the Agency Agreement.  Pursuant to Section 1.15 of the Agency Agreement, Agent and Lenders, as evidenced by their signatures hereto, hereby agree and consent to increase CIT’s Pro Rata Share and adjust each Lender’s Pro Rata Percentage to the amounts set forth on the Schedule I attached hereto as Exhibit 1.

4.           Amendment to the Agency Agreement. The Agency Agreement is hereby amended in the following manner:

a.           Schedule I.  Schedule 1 to the Agency Agreement is hereby amended and restated in its entirety with the Schedule I attached hereto as Exhibit 1.

5.           Covenants.  Borrower hereby covenants and agrees that:

a.           Negative Pledge Regarding Intellectual Property.  Until all Term Loans under the Loan Agreement have been paid and performed in full and the Loan Agreement shall have terminated, Borrower shall not create, incur, assume or suffer to exist any Lien of any kind upon any Intellectual Property related to or in connection with the Laser Equipment, or convey, sell, lease or otherwise dispose of all or any part of any such Intellectual Property, whether now owned or hereafter acquired.  As used herein, “Intellectual Property” means all of Borrower’s right, title and interest in and to patents, patent rights (and applications and registrations therefor), trademarks and service marks (and applications and registrations therefor), inventions, copyrights, mask works (and applications and registrations therefor), trade names, trade styles, software and computer programs, source code, object code, trade secrets, methods, processes, know how, drawings, specifications, descriptions, and all memoranda, notes, and records with respect to any research and development, all whether now owned or subsequently acquired or developed by Borrower and whether in tangible or intangible form or contained on magnetic media readable by machine together with all such magnetic media (but not including embedded computer programs and supporting information included within the definition of “goods” under the Uniform Commercial Code as in effect on the date hereof in the State of New Jersey).

b.           Indebtedness.  Until all Term Loans under the Loan Agreement have been paid and performed in full and the Loan Agreement shall have terminated, Borrower shall not create, incur, assume or permit to exist any Indebtedness, without Agent’s prior written consent, except the Perseus Indebtedness. As used herein, “Indebtedness” means, with respect to Borrower, the aggregate amount of, without duplication, (a) all obligations of Borrower for borrowed money, (b) all obligations of Borrower evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of Borrower to pay the deferred purchase price of property or services, (d) all capital lease obligations of Borrower, (e) all obligations or liabilities of others secured by a Lien on any asset of Borrower, whether or not such obligation or liability is assumed, (f) all obligations or liabilities of others guaranteed by Borrower, and (g) any other obligations or liabilities which are required by GAAP to be shown as debt on the balance sheet of Borrower; and “Perseus Indebtedness” means, the unsecured Indebtedness of Borrower to Perseus LLC, whether now existing or hereafter incurred, in an aggregate amount not to exceed $25,000,000.00, which shall be expressly subordinated to all of Borrower’s Indebtedness to Agent and Lenders under the Loan Agreement, to the extent and manner set forth in an Intercreditor Agreement, in form and substance satisfactory to Agent in its sole, but reasonable, discretion.

c.           Acceptance Certificates.   On or before December 29, 2008, Borrower shall deliver to Agent, all outstanding original Acceptance Certificates in form and substance satisfactory to Agent and Agent’s counsel.

6.           Representations and Warranties.

a.           Borrower represents and warrants that all warranties and representations made to Agent and Lenders under the Loan Agreement and the other Loan Documents are true and correct as to the date hereof.

b.           Each of the parties hereto represents and warrants to Agent and Lenders that the execution and delivery by each of the parties hereto of this Amendment and all other documents, instruments, and agreements executed in connection with this Amendment to which it is a party, and the performance by each of the transactions herein contemplated (i) are and will be within such party’s powers, (ii) have been authorized by all necessary organizational action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such party is a party or by which the property of such party is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such party.

c.           Each of the parties hereto represents and warrants that this Amendment and all other documents, instruments and agreements executed in connection with this Amendment and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with its respective terms.

d.           Borrower represents and warrants that other than the Existing Defaults, no Event of Default or event, which with the giving of notice or passage of time or both would become an Event of Default, has occurred and is continuing under the Loan Agreement or any of the other Loan Documents.

7.           Effectiveness Conditions.  This Amendment shall be effective upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to Agent and Agent’s counsel):

a.           Execution and delivery by Borrower of this Amendment, that certain Term Note in the face amount of $1,927,533.78 for the benefit of CIT (the “CIT Note”), and that certain Warrant No. W-2 for the purchase of 175,230  shares of common stock of Borrower for the benefit of CIT;

b.           Execution and delivery by Borrower of an Assignment accompanied by a schedule listing the Transactions securing the Term Loan evidenced by the CIT Note (the “CIT Term Loan”).

c.           Delivery by Borrower of updated UCC searches to Agent’s and Lenders’ satisfaction;

d.           Delivery by Borrower of the original Transaction Documents in connection with the CIT Term Loan;

e.           Delivery by Borrower of a certified copy of resolutions of Borrower, authorizing the execution of this Amendment and each document required to be delivered by any Section hereof;

f.           Delivery by Borrower of Secretary’s Certificate, certifying no change to the Borrower’s Articles of Incorporation and Bylaws, and certifying that Borrower has not suffered a material adverse change, nor has a material adverse change been threatened, in Borrower’s financial condition, business or operations since the date of Borrower’s most recent financial statement delivered to Agent and Lenders;

g.           Delivery by Borrower of an original Instruction Letter, executed by Borrower, Elavon, Inc. f/k/a NOVA Information Systems, Inc. and Agent, dated on or about June 17, 2008;

h.           Delivery by Borrower of a favorable opinion executed by Borrower’s outside counsel, addressed to Agent and Lenders;

i.           Delivery by Borrower of evidence that each of the following UCC-1 financing statements filed by General Electric Capital Corporation against Borrower have been terminated: (i) UCC-1 financing statement #20071225613, filed April 2, 2007 in the State of Delaware, and (ii) UCC-1 financing statement #20071227734, filed April 2, 2007 in the State of Delaware;

j.           Delivery by Borrower to Agent, for its own behalf, an agency fee in the amount of $19,275.33, in immediately available funds, which shall be fully earned upon its receipt;

k.           Other than the Existing Defaults, no Event of Default or event, which with the giving of notice or passage of time or both would become an Event of Default, shall have occurred and be continuing under the Loan Documents;

l.           Payment by Borrower of any and all costs, fees and expenses of Agent (including attorneys’ fees) in connection with this Amendment and the transactions contemplated hereby; and

m.           Execution and/or delivery by Borrower of all agreements, instruments and documents requested by Agent to effectuate and implement the terms hereof and the Loan Documents.

8.           Confirmation of Indebtedness.  Borrower hereby acknowledges and confirms that as of the close of business on September 30, 2008, Borrower is indebted to Agent and Lenders, without defense, setoff, claim or counterclaim under the Loan Documents, in the aggregate principal amount of $10,073,307.29, plus all fees, costs and expenses (including attorneys’ fees) incurred to date in connection with the Loan Documents.

9.           Ratification of Loan Documents.  Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement, the Agency Agreement and the other Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect.  All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment and all references to the Agency Agreement shall mean the Agency Agreement as modified by this Amendment.

10.           Collateral.  To secure the payment, promptly when due, and the punctual performance, of all of Borrower’s obligations under the Loan Documents to Agent and Lenders, and satisfaction by Borrower of all covenants and undertakings contained in the Loan Agreement and the other Loan Documents, Borrower ratifies and confirms the prior grant of the security interest in and lien upon and to, all of its right, title and interest in and to the Collateral, including (i) all Transaction Documents, (ii) all payments due and to become due under all Transaction Documents or otherwise due from the Obligors for the purchase of consumables or accessories or for treatment access codes (collectively, the “Payments”), and (iii) all Laser Equipment and other collateral securing and/or related in any way to the Transactions, together with all additions, replacements, substitutions, parts, repairs, accessories, accessions and attachments to such Laser Equipment (iv) all deposit accounts into which the Payments are delivered and/or deposited and (v) all proceeds of all of the foregoing, including insurance proceeds.

11.           Governing Law.  This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New Jersey.

12.           CONSENT TO JURISDICTION AND WAIVER OF JURY TRIAL.  BORROWER, AGENT AND LENDERS (A) AGREE TO SUBMIT THEMSELVES IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND ANY LOAN DOCUMENTS FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW JERSEY, CAMDEN COUNTY, OR THE COURTS OF THE UNITED STATES OF AMERICA FOR THE DISTRICT OF NEW JERSEY, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH IN THE LOAN AGREEMENT OR THE AGENCY AGREEMENT, AS APPLICABLE, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.  BORROWER, AGENT AND LENDERS EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AMENDMENT, THE LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED AMONG BORROWER, AGENT AND/OR LENDERS, OR ANY OF THEM.

13.           Release.  As further consideration for Agent’s and Lender’s agreement to grant the accommodations set forth herein, Borrower hereby waives and releases and forever discharges Agent and Lenders and its respective officers, directors, attorneys, agents and employees from any liability, damage, claim, loss or expense of any kind that Borrower may now or hereafter have against Agent or Lenders arising out of or relating to this Amendment or the Loan Documents.

14.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement.  Signature by facsimile or PDF shall bind the parties hereto.

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IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first above written.

BORROWER:	PHOTOMEDEX, INC. By: /s/ Dennis McGrath Name: Dennis McGrath Title: CFO

AGENT:	CIT HEALTHCARE LLC By: /s/ Alisa Micarelli Name: Alisa Micarelli Title: SVP

LENDERS:	CIT HEALTHCARE LLC By: /s/ Alisa Micarelli Name: Alisa Micarelli Title: SVP

LIFE SCIENCES CAPITAL LLC By: /s/Amirapu Somasekhar Name: Amirapu Somasekhar Title: President and CEO

[SIGNATURE PAGE TO OMNIBUS AMENDMENT]
S-1

EXHIBIT 1

Schedule 1

Lender	Pro Rata Share	Pro Rata Percentage
CIT Healthcare LLC	7,927,533.78	56.9%
Life Sciences Capital LLC	6,000,000.00	43.1%